SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 4, 2003



                           Double Eagle Petroleum Co.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Maryland                   0-6529                     83-0214692
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(State or other jurisdiction     (Commission File           (IRS Employer
 of incorporation)                  Number)                  Identification No.)



            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (307) 237-9330

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Item 8. Change in Fiscal Year.
------------------------------

     On February 4, 2003, the Board of Directors of Double Eagle Petroleum Co. (the "Corporation") made a final determination to change the Corporation's fiscal year end to December 31. The Corporation intends to file a transition report on Form 10-QSB covering the transition period.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 11, 2003                    DOUBLE EAGLE PETROLEUM CO.
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                                            By: /s/ Stephen H. Hollis
                                            ----------------------------------
                                            Stephen H. Hollis
                                            President



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